                                                                   Exhibit 10.05

                                 FORM OF WARRANT
                                 ---------------

Warrant No.
            ---

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES STATUTE, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER AS EVIDENCED BY AN OPINION OF COUNSEL OR NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, IN EITHER CASE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY.

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

                            Expires           , 20
                                    ------- --    --

     THIS CERTIFIES THAT, for value received,             (the "Holder"), is
                                              -----------
entitled to subscribe for and purchase up to             shares (the "Shares")
                                             -----------
of the fully paid and nonassessable Common Stock of Point Therapeutics, Inc., a Delaware corporation (the "Company"), for an exercise price per share determined pursuant to the terms of Section 4.1 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

     As used herein, the term "Shares" shall mean the Company's presently
authorized Common Stock and the term "Grant Date" shall mean           ,     .
                                                             ------- --  ----

     1. Term. Subject to the provisions of this Warrant, the purchase right
        ----
represented by this Warrant is exercisable, in whole or in part, at any time and from time to time after the date hereof and prior to the seventh anniversary of the Grant Date.

     2. Method of Exercise.
        ------------------

          2.1. Standard Method. The purchase right represented by this Warrant
               ---------------
may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the Principal office of the Company and by the payment to the Company, by certified or bank check or by wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased, The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised and the then applicable Warrant Price paid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days of receipt of such notice and payment of the then applicable Warrant Price and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

          2.2. Net Issue Exercise.
               ------------------

               (a) In lieu of exercising this Warrant, holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed using the following formula:

                                    X=Y(A-B)
                                      ------
                                        A

Where

     X = the number of Shares to be issued to Holder.

     Y = the number of Shares purchasable under this Warrant.

     A = the fair market value of one Share.

     B = the Warrant Price

               (b) For purposes of this Section, fair market value of one share of the Company's Common Stock shall be the average of the closing per share bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on Nasdaq or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the ten trading days prior to the date of
           -----------------------
determination of fair market value. If the Common Stock is not traded Over-The-Counter or on Nasdaq or an exchange, the fair market value of the Company's Common Stock shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be agreed by the Company and the Holder, and if they fail to agree within 15 days after the exercise of this Warrant, as determined by arbitration. Such arbitration shall be conducted in Boston. Massachusetts in accordance with the commercial arbitration rules of the American Arbitration Association and the costs of arbitration shall be shared equally by the parties. The arbitrator shall be a person selected by the Company and the holder who shall have experience in valuing companies similar to the Company. If the Company and the holder are unable to agree on a single arbitrator, each shall select an arbitrator and the two arbitrators so selected shall select a third arbitrator. The determination of the arbitrator(s) shall be binding on the Company and the holder.

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          2.3. Automatic Exercise.
               ------------------

               (a) If the Company has publicly traded stock as of the expiration date of this Warrant, if the fair market value of one share of the Company's Common Stock (determined in the same manner as is set forth in Section 2.2(b)) is as of the expiration date greater than the Warrant Price, as adjusted, this Warrant shall be deemed automatically exercised pursuant to Section 2.2 above (even if not surrendered) immediately prior to its expiration.

               (b) If as of April 24, 2005, the Company has no publicly traded stock, the Company shall notify the holder in writing that this Warrant will expire on July 24, 2005 and shall endeavor to determine what is the fair market value of one share of the Company's Common Stock in the manner described in
Section 2.2(b), and if the fair market value of one share of the Company's Common Stock, as so determined is as of the expiration date greater than the Warrant Price, as adjusted, this Warrant shall be deemed automatically exercised pursuant to Section 2.2 above (even if not surrendered) immediately prior to its expiration. If the Company shall fail to give the notice set forth in this
Section 2.3(b), the expiration date of the Warrant shall be postponed for one day for each day that the Company shall have failed to give such notice, and shall be extended until ten days after the determination of the fair market value of one share of Common Stock if such determination shall be made after the date on which this Warrant otherwise shall have expired, whether pursuant to
Section 1 above or this Section 2.2(b) as a result of the Company's failure to give notice.

               (c) To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2.3, the Company agrees to promptly notify the holder hereof of the number of shares of the Company's Common Stock, if any, the holder is entitled to receive by reason of such automatic exercise.

     3. Stock Fully Paid Reservation of Shares. The Shares have been duly
        --------------------------------------
authorized and reserved for issuance by the Company. All Shares that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the unexercised rights represented by this Warrant. The Company covenants that it will from time to time take all such action as may be requisite to assure that in the event the Common Stock shall have a par value, such par value per share of the Common Stock shall at all times be equal to or less than the Warrant Price in effect at the time.

     4. Initial Warrant Price; Adjustment of Warrant Price and Number of Shares.
        -----------------------------------------------------------------------
The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Initial Warrant Price. The initial Warrant Price shall be
                   ---------------------
         ./1/
---------

          4.2. Reclassification or Merger. Subject to Section 1, in case of any
               --------------------------
reclassification, change or, conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance, satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 4. The provisions of this Section 4.2 shall similarly apply to successive reclassifications, changes, mergers and transfers.

          4.3. Subdivisions or Combination of Shares. If the Company at any time
               -------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately adjusted.

          4.4. Stock Dividends. If the Company at any time while this warrant is
               ---------------
outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing Sections 4.2 and 4.3), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution (assuming the conversion, exchange or exercise of all securities convertible into, exchangeable for or exercisable for Common Stock), and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (assuming the conversion, exchange or exercise of all securities convertible into, exchangeable for or exercisable for Common Stock).

          4.5. Dilutive Issuances. If and whenever the Company shall issue or
               ------------------
sell, or is, in accordance with subparagraphs (a) through (r) below, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Warrant Price in effect

----------
     /1/ The initial Warrant Price will be determined by dividing the per share exercise price under each such Point Warrwnt by the Exchange Ratio and rounding up to the nearest cent. The Exchange Ratio, which will be determined immediately prior to the closing of the merger, is anticipated to be approximately 4. 19356.

immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Warrant Price and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of this
Section 4.5, the following subparagraphs (a) through (h) shall also be applicable:

               (a) Issuance of Rights or Options. In case at any time the
                   -----------------------------
Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security directly or indirectly convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such options, then, in calculating the adjustments to the Warrant Price, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph
(c) below, no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               (b) Issuance of Convertible Securities. In case the Company shall
                   ----------------------------------
in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then, in calculating the adjustment(s) to the Warrant Price, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (i) except as otherwise
                                   -------- ----
provided in subparagraph (c), no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (ii) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been or are to be made pursuant to other provisions of this paragraph 4, no further adjustment of the Warrant Price shall be made by reason of such issue or sale.

               (c) Change in Option Price or Conversion Rate. Upon the happening
                   -----------------------------------------
of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph (a), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (a) or (b), or the rate at which convertible Securities referred to in subparagraphs (a) or (b) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be increased to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

               (d) Stock Dividends. In case the Company shall declare a dividend
                   ---------------
or make any other distribution upon any stock of the Company payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (e) Consideration for Stock. In case any shares of Common Stock,
                   -----------------------
Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any reasonable expenses incurred or reasonable underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.

               (f) Record Date. In case the Company shall take a record of the
                   -----------
holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock; Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (g) Treasury Shares. The number of shares of Common Stock
                   ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 4.5.

               (h) Minimum Adjustment. If any adjustment of the Warrant Price
                   ------------------
pursuant to this Section 4.5 shall result in an adjustment of less than ten percent (10%) of the Warrant Price in effect immediately prior to such adjustment, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to ten percent (10%) or more of the Warrant Price in effect immediately prior to such adjustment.

               (i) Exceptions. No adjustments of the Warrant Price shall be made
                   ----------
by reason of or in connection with the issuance of up to an aggregate of [300,000]/2/ shares of Common Stock (including options to purchase such shares) pursuant to warrants, stock option agreements, stock option plans, stock purchase plans or management incentive plans approved by the Board of Directors or the Compensation Committee to employees, directors, customers, suppliers or consultants (whether issued on or after July 24, 1998).

               (j) Notice of Adjustment. Upon any adjustment of the Warrant
                   --------------------
Price, then and in each such case the Company shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to the Holder at the address or telecopier number of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

               (k) Other Notices. In case at any time:
                   -------------

                    (i) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                    (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

----------
     /2/ To be adjusted to reflect the Exchange Ratio (as defined in Footnote
#1).

                    (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all of the assets of the Company; or

                    (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to the Holder at the address or telecopier number of such holder as shown on the books of the Company, (a) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

               (l) Issue Tax. The issuance of certificates for shares of Common
                   ---------
Stock upon exercise of this Warrant shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

               (m) Closing of Books. The Company will at no time close its
                   ----------------
transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant, except as may otherwise be required to comply with applicable securities laws.

               (n) Definition of Common Stock. As used in this Section 4.5, the
                   --------------------------
term "Common Stock" shall mean and include the Company's authorized Common Stock, without par value, as constituted on the date of this Warrant, and shall also include any capital stock of any class of the Company thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares of Common Stock receivable upon exercise of this Warrant shall include only shares designated as Common Stock of the Company on the date of this Warrant or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4.2.

               (o) "Person" Defined. For the purposes of this Section 4.5, the
                   ----------------
term "Person" shall mean an individual, a Company, an association, a limited liability company, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

          4.6. No Impairment. The Company will not, by amendment of its Charter
               -------------
or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     5. Notice of Adjustments. Whenever the Warrant Price or number of Shares
        ---------------------
shall be adjusted pursuant to the provisions hereof, the Company shall within 30 days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

     6. Fractional Shares. No fractional Shares will be issued in connection
        -----------------
with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     7. Compliance with Securities Act; Disposition of Warrant or Shares of
        -------------------------------------------------------------------
Common Stock.
------------

          7.1. Compliance with Securities Act. The holder of this Warrant, by
               ------------------------------
acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES STATUTE, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER AS EVIDENCED BY AN OPINION OF COUNSEL OR NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, IN EITHER CASE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY.

          7.2. Disposition of Warrant and Shares. With respect to any offer,
               ---------------------------------
sale or other disposition of this Warrant, any of the Shares or any of the shares issuable upon conversion of the Shares and until registration of this Warrant or such Shares or shares, the holder hereof and each subsequent holder of the Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof together with a written opinion of counsel, if requested by the Company, reasonably acceptable to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares or shares and indicating whether or not under the Act certificates for this Warrant or such Shares or shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Each certificate representing this Warrant or the Shares or such shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. Nothing herein shall restrict the transfer of this Warrant, the Shares or such shares or any portion hereof by the initial holder hereof to any entity affiliated with the initial holder, or to any partner, member or stockholder of any such entity provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

     8. Rights as Shareholder; Information.
        ----------------------------------

          8.1. Shareholder Rights. No holder of the Warrant, as such, shall be
               ------------------
entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings (except as otherwise provided in Section 4.6 of this Warrant), or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          8.2. Financial Statements and Information. The Company shall deliver
               ------------------------------------
to the registered holder hereof (i) within 120 days after the end of the fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such year and a consolidated statement of income, retained earnings and cash flows for such year, which year-end financial reports shall be in reasonable detail and certified by independent public accountants of nationally recognized standing selected by the Company (it being agreed that Ernst & Young is an acceptable firm of independent public accountants) and (ii) within 30 days after the end of each month other than the last month of the fiscal year, unaudited consolidated statements of income, retained earnings and cash flows for such month and a consolidated balance sheet as of the end of such month. If the Company has a class of securities registered under the Securities Exchange Act of 1934, the provisions of this Section 8.2 shall be satisfied by the delivery to the holder, within 120 days after the end of the Company's fiscal year, of a report on Form 10-K, or such fiscal year, and with respect to the first three fiscal quarters in each fiscal year, within 45 days after the end of each such fiscal quarter, of a report on Form 10-Q for such fiscal quarter. In addition, the Company shall deliver to the registered holder hereof any other information or data provided generally to the shareholders of the Company.

     9. Additional Rights.
        -----------------

          9.1. Mergers. The Company will provide the holder of this Warrant with
               -------
at least the greater of (a) 20 days' notice or (b) such greater amount of notice as Delaware law requires be given to shareholders with power to vote at a meeting on any transaction described hereinafter of the terms and conditions of the proposed transaction, if the Company proposes to (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of. Subject to the provisions of Section 1 above, in connection with any transaction described in this Section 9.2 either (a) the sale of this Warrant shall be arranged in connection with any such transaction on terms satisfactory to the holder hereof or (b) the holder hereof shall receive in connection with such transaction either (i) a new Warrant (on the same terms as set forth herein or otherwise in form and substance satisfactory; to the holder of this Warrant exercisable for the kind and amount of shares of stock, other securities, money and property receivable upon such transaction by a holder of Common Stock or
(ii) the remainder of (x) securities, money or other property receivable upon such transaction by a holder of Common Stock having the same number of shares of Common Stock as the number issuable on the exercise of this Warrant, minus (y)
                                                                     -----
the aggregate Warrant Price for such shares.

     10. Representations and Warranties. This Warrant is issued and delivered on
         ------------------------------
the basis of the following:

          10.1. Authorization and Delivery. This Warrant has been duly
                --------------------------
authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms.

          10.2. Rights and Privileges. The rights, preferences, privileges and
                ---------------------
restrictions granted to or imposed upon the Shares and the holders thereof are as set forth herein and in the Company's Articles of Organization, true and complete copies of which have been delivered to the original warrant holder.

          10.3. No Inconsistency. The execution and delivery of this Warrant are
                ----------------
not, and the issuance of the Warrant upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11. Modification and Waiver. This Warrant and any provision hereof may be
         -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12. Notices. Any notice, request or other document required or permitted to
         -------
be given or delivered to the holder hereof or the Company shall be delivered by facsimile where confirmation of receipt by the receiving party's receiver can be documented, or delivered by hand, or shall be sent by reputable overnight courier, certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

     13. Binding Effect on Successors. This Warrant shall be binding upon any
         ----------------------------
corporation succeeding the Company by merger or consolidation, and all of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall be as set forth in the Company's Certificate of Incorporation and the Company's by-laws (each as amended from time to time) and shall survive the exercise and termination of this Warrant and all of the covenants and agreements herein and in such other documents and instruments of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     14. Lost Warrants or Stock Certificates. The Company covenants to the
         -----------------------------------
holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     15. Descriptive Headings. The descriptive headings of the several
         --------------------
paragraphs of this warrant are inserted for convenience only and do not constitute a part of this Warrant.

     16. Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN
         -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE.

                                             POINT THERAPEUTICS, INC.


                                             By:
                                                --------------------------------
                                              Title:

                                              Address:
                                              75 Kneeland Street, 10th Floor
                                              Boston, MA  02111

Date:            , 20
       ------- --    --

                                    EXHIBIT A
                                    ---------

                               Notice of Exercise
                               ------------------

To:

     1. The undersigned hereby elects to purchase           shares of Common
                                                  ---------
Stock of Point Therapeutics, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or, subject to compliance with the restrictions on transfer set forth in Section 7 of the Warrant, in such other name or names as are specified below:

                                               ---------------------------------
                                                             (Name)

                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------
                                                           (Address)

     3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                               ---------------------------------
                                                            Signature

Date:
     -----------------